UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2015

NorthStar Real Estate Income II, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55189 (Commission File Number)	90-0916682 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 3, 2015, the board of directors (the “Board of Directors”) of NorthStar Real Estate Income II, Inc. (“NorthStar Income II”) extended the term of NorthStar Income II’s initial public offering of common stock (the “Offering”) until May 6, 2016.

In addition, NorthStar Income II is party to a Distribution Support Agreement with NorthStar Realty Finance Corp. (“NorthStar Realty”), dated as of May 2, 2013 (the “Distribution Support Agreement”), pursuant to which NorthStar Realty agreed to purchase up to an aggregate of $10.0 million in shares of NorthStar Income II’s common stock (which includes shares purchased by NorthStar Realty in order to satisfy the Offering’s minimum offering amount) during the two-year period following May 6, 2013, the commencement of the Offering, in order to provide additional support to pay distributions to NorthStar Income II’s stockholders at a rate of at least 7% per annum on stockholders’ invested capital. In connection with the extension of the Offering, the Board of Directors approved, and NorthStar Income II entered into, an amended and restated Distribution Support Agreement with NorthStar Realty that extends the term of the Distribution Support Agreement until May 6, 2016. All other terms of the Distribution Support Agreement remain in effect without modification.

The foregoing descriptions do not purport to be complete and are subject to, and qualified in their entirety by, the amended and restated Distribution Support Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which agreement is incorporated by reference herein.

Item 8.01. Other Events.

On February 26, 2015, NorthStar Income II, through a subsidiary of its operating partnership, originated a $42.0 million senior loan (the “Senior Loan”) secured by a Marriott-branded full-service hotel located in Coraopolis, Pennsylvania (the “Property”), in close proximity to downtown Pittsburgh. NorthStar Income II funded the Senior Loan with proceeds from its ongoing initial public offering.

The 318-room Property features 12,000 square feet of meeting space and is located approximately five miles from the Pittsburgh International Airport, along major highways connecting directly with the Pittsburgh central business district. The Property recently underwent a $4.3 million renovation and the borrower plans to complete an additional $4.0 million in capital improvements using proceeds from the Senior Loan.

The Senior Loan bears interest at a floating rate of 4.5% over the one-month London Interbank Offered Rate (“LIBOR”), but at no point shall LIBOR be less than 0.25%, resulting in a minimum interest rate of 4.75% per year. The Senior Loan was originated at a 1.00% discount and NorthStar Income II will earn an exit fee equal to 0.75% of the outstanding amount of the Senior Loan at the time of repayment. The Senior Loan is currently unlevered and NorthStar Income II intends to finance the Senior Loan on a credit facility in the future.

The initial term of the Senior Loan is 36 months, with two one-year extension options available to the borrower, subject to the satisfaction of certain performance tests and the payment of extension fees. The Senior Loan may be prepaid during the first 18 months, provided the borrower pays an additional amount equal to the remaining interest due on the amount prepaid through month 18. Thereafter, the Senior Loan may be prepaid in whole or in part without penalty. The underlying loan agreement requires the borrower to comply with various financial and other covenants. In addition, the loan agreement contains customary events of default (subject to certain materiality thresholds and grace and cure periods). The events of default are standard for agreements of this type and include, for example, payment and covenant breaches, insolvency of the borrower, the occurrence of an event of default relating to the collateral or a change in control of the borrower.

The loan-to-value ratio (“LTV Ratio”) of the Senior Loan is approximately 74%. The LTV Ratio is the amount loaned to the borrower net of reserves funded and controlled by NorthStar Income II and its affiliates, if any, over the appraised value of the Property at the time of origination.

As of March 4, 2015, NorthStar Income II’s portfolio consists of ten senior mortgage loans with a combined principal amount of $550.2 million and one subordinate interest totaling $24.9 million.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Distribution Support Agreement dated as of March 4, 2015, by and between NorthStar Realty Finance Corp. and NorthStar Real Estate Income II, Inc.

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “may,” “plans,” “intends” or other similar words or expressions. These statements are based on NorthStar Income II’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; NorthStar Income II can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Income II’s expectations include, but are not limited to, whether or not NorthStar Realty fulfills its obligations under the Distribution Support Agreement, the ability of the borrower to effectively manage the Property securing the Senior Loan, the ability of the borrower to comply with the terms, including financial and other covenants, of the loan agreement, the borrower’s ability to complete planned capital improvements to the Property, whether the borrower determines to extend the Senior Loan, NorthStar Income II’s ability to finance the Senior Loan on a credit facility, changes in market rates for commercial properties located in Coraopolis, Pennsylvania, future property values, the impact of any losses from NorthStar Income II’s investments on cash flow and returns, property level cash flow, changes in economic conditions generally and the real estate and debt markets specifically, availability of capital, the ability to achieve targeted returns, changes to generally accepted accounting principles, policies and rules applicable to REITs and the factors specified in in Part I, Item 1A of NorthStar Income II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in NorthStar Income II’s other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Income II on the date of this report and NorthStar Income II is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Real Estate Income II, Inc.

Date: March 4, 2015	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Distribution Support Agreement dated as of March 4, 2015, by and between NorthStar Realty Finance Corp. and NorthStar Real Estate Income II, Inc.

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